UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 8, 2013

M.D.C. Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8951	84-0622967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification #)

4350 South Monaco Street, Suite 500

Denver, Colorado 80237

(Address of Principal Executive Offices)

(303) 773-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 8, 2013, M.D.C. Holdings, Inc. (the “Company”) and certain of its subsidiaries entered into an Underwriting Agreement with Citigroup Global Markets Inc. (the “Underwriter”), in connection with the offering and sale of an aggregate principal amount of $100 million of 6.000% Senior Notes due 2043 (the “Notes”). The Notes will be of the same series and will have the same terms as the $250,000,000 aggregate principal amount of 6.000% Senior Notes due 2043 issued by the Company on January 10, 2013. The offering is being made pursuant to the Company’s registration statement on Form S-3ASR (Registration No. 333-177680), as supplemented by the prospectus supplement dated May 8, 2013.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

The Company expects to receive net proceeds, after the underwriting discount and estimated offering expenses, of approximately $98.9 million. The offering of the Notes is expected to close on May 13, 2013.

ITEM 8.01.	OTHER EVENTS

The Company’s press release announcing the transaction is attached as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of May 8, 2013, by and among the Company, certain of its subsidiaries as guarantors, and Citigroup Global Markets Inc.

4.1	Indenture dated as of December 3, 2002, by and among M.D.C. Holdings, Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 4.2 of the Company’s Form S-3/A filed on September 1, 2004).

4.2	Supplemental Indenture dated as of January 10, 2013, among the Company, the guarantors named therein and U.S. Bank National Association, as Trustee (including form of debt security) (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on January 10, 2013).

99.1	Press release dated May 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: May 9, 2013	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated as of May 8, 2013, by and among the Company, certain of its subsidiaries as guarantors, and Citigroup Global Markets Inc.

4.1	Indenture dated as of December 3, 2002, by and among M.D.C. Holdings, Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 4.2 of the Company’s Form S-3/A filed on September 1, 2004).

4.2	Supplemental Indenture dated as of January 10, 2013, among the Company, the guarantors named therein and U.S. Bank National Association, as Trustee (including form of debt security) (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on January 10, 2013).

99.1	Press release dated May 8, 2013.